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                                                                      Exhibit 99


                         UNITED STATES BANKRUPTCY COURT
                            SOUTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In re:                               : Case No. 02-53599
                                     : Chapter 11 (Judge Caldwell
         OPTICON MEDICAL, INC.       : EIN:  31-1752868
                                     :
                  Debtor.            :

         ORDER GRANTING MOTION OF DEBTOR-IN-POSSESSION FOR AN ORDER (A)
         LIMITING NOTICE; (B) ESTABLISHING NOTICE PROCEDURE AND FIXING
           HEARING DATE; (C) APPROVING MANNER AND FORM OF NOTICE; (D)
        SHORTENING TIME OF NOTICE OF MOTION FOR ORDER APPROVING (1) SALE
       OF ASSETS OUTSIDE THE ORDINARY COURSE OF BUSINESS TO OPMI FUNDING
           CORPORATION AT PRIVATE SALE, SUBJECT TO HIGHER AND BETTER
       OFFERS, FREE AND CLEAR OF LIENS AND INTERESTS; (2) ASSET PURCHASE
          AGREEMENT; AND (3) THE ASSUMPTION AND ASSIGNMENT OF CERTAIN
       CONTRACTS PURSUANT TO THE SALE OF ASSETS; (E) SETTING DUE DATE FOR
         OBJECTIONS; (F) APPROVING PROCEDURES FOR CONSIDERING COMPETING
                 OFFERS; AND (G) REQUEST FOR EXPEDITED HEARING


         This matter is before the Court upon the Motion of Opticon Medical, Inc., the Debtor-in-Possession herein (the "Debtor") for an Order for an Order
(a) Limiting Notice; (b) Establishing Notice Procedure and Fixing Hearing Dates;
(c) Approving Manner and Form of Notice; (d) Shortening Time of Notice of Motion for Order Approving (1) Sale of Assets Outside the Ordinary Course of Business to OPMI Funding Corporation at Private Sale, Subject to Higher and Better Offers, Free and Clear of Liens and Interests; (2) Asset Purchase Agreement; and
(3) the assumption and assignment of certain executory contracts pursuant to the sale of assets; (e) Setting Due Date for Objections; (f) Approving Procedures for Considering Competing Offers; (g) Approving Break Up Fee Agreement; and (h) Setting this matter for an Expedited Hearing (the "Procedures Motion") filed on May 30, 2001. An expedited hearing on the Procedures


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Motion was held on June 6, 2002, pursuant to an Order of this Court entered on
June 3, 2002.

         Based upon the pleadings filed in this case and the evidence presented at the hearing held on the Procedures Motion on June 6, the Court finds as follows:

         1. The Debtor filed a Motion for Order Approving (1) Sale of Assets Outside the Ordinary Course of Business to OPMI Funding Corporation at Private Sale, Subject to Higher and Better Offers, Free and Clear of Liens and Interests; (2) Asset Purchase Agreement; and (3) the Assumption and Assignment of Certain Contracts pursuant to the Sale of Assets (the "Sale Motion") on May 30, 2002, seeking authorization to sell all or substantially all of the its Assets.

         2. Cause exists to reduce the time to provide notice of the proposed sale of assets;

         3. The Sale Motion was served upon the appropriate parties entitled to receive notice of the proposed sale.

         4. The Agreement on Break Up Fees, Expense Reimbursement, Non-Solicitation and Bidding Procedures (the "Break Up Fee Agreement") is reasonable under the circumstances and is approved.

         5. The Notice proposed by the Debtor to be advertised in the Midwest Edition of the Wall Street Journal. The form of the Notice attached to the Procedures Motion as Exhibit B is approved.

         6. Cause exists to reduce notice of the Sale Motion to those parties identified in the Procedures Motion, including the Securities & Exchange Commission.

         Based upon the foregoing, it is ORDERED that a hearing on the Sale Motion shall be held on June 27, 2002, at 2:00 p.m., Courtroom 5B, United States Bankruptcy Court, 170 North High Street, Columbus, Ohio 43215 (hereinafter the "Hearing Date").

         It is further ORDERED that the following procedure shall apply in adjudicating the Sale Motion and in considering any competing offer in response to the Sale Motion (the "Competing


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Offer"):

         A. All Competing Offers shall be in writing, filed with the Court, and delivered to the following parties no later than June 21, 2002, at 4:00 p.m.:

Attorney for Debtor:
Myron N. Terlecky, Esq.
392 East Town Street
Columbus, OH  43215
FAX--(614) 232-9306
e-mail--myron@rtbkcy.com
------------------------

Debtor:
Opticon Medical, Inc.
Attn:  Glenn Brunner
7001 Post Rd., #100
Dublin, OH 43016
FAX--(614) 336-2059

Attorney for OPMI Funding Corporation:
William Kelly, Jr., Esq.
Porter, Wright, Morris & Arthur
41 S. High St.
Columbus, OH  43215
FAX--(614) 227-2100
e-mail--wjkelly@porterwright.com
--------------------------------

Office of the U.S. Trustee
Attn:  Lawrence J. Hackett
170 N. High St., #200
Columbus, OH  43215
FAX--(614) 469-7448


                  B. Any person who submits a Competing Offer must provide a $50,000 earnest money deposit with its offer and be willing to execute and deliver to Seller an asset purchase agreement on terms and conditions no less favorable to the Debtor as set forth on the Asset Purchase Agreement attached to the Sale Motion.

                  C. In the event a Competing Offer is submitted, OPMI Funding Corporation


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shall have the right to match any Competing Offer at the Hearing Date.

                  D. Information concerning the assets to be sold is available, upon execution of a confidentiality agreement and submission of certain financial information, for inspection through counsel for the Debtor.

         It is further ORDERED that the Court reserves the right to establish procedures to adjudicate any Competing Offer that is matched by OPMI on or before the Hearing Date.

         It is further ORDERED that any Objection to the Sale Motion shall be in writing, shall be filed with the Court, shall set forth the name of the party objecting, the name and amount of any claims or interest held or asserted by the objecting party, the basis for the Objection and the specific grounds therefore, and shall be delivered to the following parties no later than June 21, 2002, at 4:00 p.m.:

Attorney for Debtor:
Myron N. Terlecky, Esq.
392 East Town Street
Columbus, OH  43215
FAX--(614) 232-9306
e-mail--myron@rtbkcy.com
------------------------


Debtor:
Opticon Medical, Inc.
Attn:  Glenn Brunner
7001 Post Rd., #100
Dublin, OH 43016
FAX--(614) 336-2059


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Attorney for OPMI Funding Corporation:
William Kelly, Jr., Esq.
Porter, Wright, Morris & Arthur
41 S. High St.
Columbus, OH  43215
FAX--(614) 227-2100
e-mail--wjkelly@porterwright.com
--------------------------------

Office of the U.S. Trustee
Attn:  Lawrence J. Hackett
170 N. High St., #200
Columbus, OH  43215
FAX--(614) 469-7448

         It is further ORDERED that Notice of the Sale Motion and the Hearing Date on the Sale Motion shall be limited pursuant to Rule 9007 of the Rules of Bankruptcy Procedure and shall served upon the following:

         1.  Counsel of record for the Shaar Fund;

         2.  Counsel for OPMI;

         3.  The Office of the U.S. Trustee;

         4.  The 20 largest unsecured creditors or their counsel of record;

         5.  Any party who has filed a request for notice with this Court;

         6.  The Securities & Exchange Commission;

         7. Those parties who have submitted an offer to purchase the Debtor's assets prior to the bankruptcy case being filed as identified in the Procedures Motion, specifically, Icon Medical C/O Wayne Mills and Ron Eibensteiner;

         8. Those parties who have or may have mentioned they were interested in the Debtor, would consider buying the Debtor, or discussed the purchase of the Debtor by virtue of their participation as an officer or director of the Debtor as identified on Exhibit C


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             attached to the Procedures Motion; and,

         9. Those shareholders who have more than 5% of the issued and outstanding shares of stock of the Debtor as of the date the case was filed as identified on the Exhibit D attached to the Procedures Motion.

         It is further ORDERED that, pursuant to Rule 2002(a)(2) of the Rules of Bankruptcy Procedure, Notice of the Hearing Date is reduced in accordance with the terms of this Order and that the Debtor is to provide Notice of the Hearing Date and the terms of this Order by June 10, 2002, to those parties identified herein.

         It is further ORDERED that the Debtor is authorized to enter into the Break Up Fee Agreement.

         IT IS SO ORDERED.

Dated:   June 7, 2002                             /s/ Charles M. Caldwell
      -----------------------------               ------------------------------
                                                  United States Bankruptcy Judge

Submitted by:


/s/ Myron N. Terlecky
-----------------------------------
Myron N. Terlecky  (0018628)
Rhiel & Terlecky CO. L.P.A.
392 East Town Street.
Columbus, Ohio  43215
(614) 221-4670
Attorneys for the Debtor

/s/ Jack R. Pigman (per consent -- by Myron N. Terlecky 6/7/2002)
-----------------------------------------------------------------
Jack R. Pigman (0023023)
Porter, Wright, Morris & Arthur LLP
41 South High Street
Columbus, OH  43215
(614) 227-2119
Attorney for OPMI Funding Corporation


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Copies to:

Office of U.S. Trustee
170 N. High Street
Suite 200
Columbus, OH 43215

Myron N. Terlecky, Esq.
Rhiel & Terlecky Co., LPA
392 East Town Street
Columbus, Ohio  43215

Glenn D. Brunner
Opticon Medical, Inc.
7001 Post Road, Suite 100
Dublin, OH 43016

Adam C. Rogoff Esq.
Cadwalader, Wickersham & Taft
100 Maiden Lane
New York NY  10038
Attorney for The Shaar Fund, Ltd.

Jack R. Pigman, Esq.
Porter, Wright, Morris & Arthur LLP
41 South High Street
Columbus, OH  43215
Attorney for OPMI Funding Corporation